Exhibit 10.1

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

FIRST AMENDMENT TO INVESTMENT AGREEMENT

THIS FIRST AMENDMENT TO INVESTMENT AGREEMENT (this “Amendment”), effective as of December 31, 2008, is by and among BANKS.COM, INC. (formerly known as “InterSearch Group, Inc.”), a Florida corporation (“Company”), and CAPITAL SOUTH PARTNERS FUND I LIMITED PARTNERSHIP, a North Carolina limited partnership (“CapitalSouth I”), CAPITAL SOUTH PARTNERS FUND II LIMITED PARTNERSHIP, a North Carolina limited partnership (“CapitalSouth II”), and HARBERT MEZZANINE PARTNERS II SBIC, L.P., a Delaware limited partnership (“Harbert” and, together with CapitalSouth I and CapitalSouth II, collectively, the “Investors”), and is consented to by the undersigned guarantors under the Investment Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company and the Investors are parties to that certain Investment Agreement dated as of July 21, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Investment Agreement”); and

WHEREAS, the Company and the Investors desire to amend the Investment Agreement, all as more particularly set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

Section 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Investment Agreement.

Section 2. Amendments to and Waivers under Investment Agreement and Investment Documents.

a) New Defined Term. The following defined term is hereby added to Section 1.1 of the Investment Agreement in proper alphabetical order:

(i) “First Amendment” means the First Amendment to Investment Agreement, dated as of December 31, 2008, between Company and the Investors.

b) Amended Defined Terms. The following defined terms set forth in Section 1.1 of the Investment Agreement are hereby deleted in their entirety and are redefined to read as follows:

(i)

“Consolidated EBITDA” means, for any Reference Period, the aggregate of (i) Consolidated Net Income for such period, plus (ii) the sum of (A) interest expense, (B) federal, state, local, foreign and other income taxes, and (C) depreciation and amortization of intangible assets, (D) extraordinary losses and charges, (E) the amount of any non-cash write-down of goodwill[1], (F) cash expenses paid in connection with Contingent Purchase Price Obligations in an aggregate amount not to exceed $2,000,000 and (G) non-cash expenses relating to any equity-based compensation, all to the extent taken into account in the calculation of Consolidated Net Income for such Reference Period and all calculated in accordance with GAAP, minus (iii) the sum of (A) extraordinary gains or income and (B) noncash credits increasing income for such period, all to the extent taken into account in the calculation of Consolidated Net Income for such period.”

(ii)	“Maturity Date” means June 30, 2010.

c) Mandatory Prepayments. The word “and” after the semi-colon at the end of paragraph (iii) of Section 2.4 of the Investment Agreement is hereby deleted, the period at the end of paragraph (iv) of such section is hereby replaced with a semi-colon, followed by the word “and”, and the following is hereby added as new paragraph (v) of Section 2.4 of the Investment Agreement:

(v) Promptly upon (and in any event not later than three Business Days after) receipt thereof by any Credit Party, the Company will redeem the Notes in a principal amount equal to 100% of the aggregate cash proceeds from any federal or state income or other tax refund (but only to the extent such refunds exceed an amount equal to $5,000 in the aggregate).

d) Sale of Domain Name. The following affirmative covenant is hereby added as a new Section 6.16 of the Investment Agreement:

6.16 Sale of Domain Name. On or before March 31, 2009, the Company shall exercise its commercially reasonable best efforts to effect an Asset Disposition of its [*] domain name in exchange for aggregate Net Cash Proceeds of not less than [*] (it being understood that 100% of such Net Cash Proceeds shall be used to redeem the Notes as provided in Section 2.4(b)(i) of the Investment Agreement).

e) Access to Records. Section 6.7 of the Investment Agreement is hereby amended by adding the following immediately preceding the period at the end thereof:

, and (iii) instruct the Company’s certified public accountants to promptly provide all information requested by the Investors, with respect to all federal and state income tax refunds owing to the Company or any of its Subsidiaries and (iv) instruct the Company’s investment bank or advisor referred to in Section 3(g) of the First Amendment to provide the Investors with all information requested by the Investors regarding the Company’s strategic and capital-raising efforts pursuant to the agreement referenced in Section 3(g) of the First Amendment, provided that any information obtained by the Investors pursuant to this Section 6.7 shall be deemed confidential information and shall be kept confidential by Investors pursuant to the confidentiality provisions of the Investment Agreement.

[1]	This new clause (E) replaces the old clause (E), which referred to original deal closing costs.

f) Collateral Security Disclosure. As an additional affirmative covenant under the Investment Agreement (such that a breach thereof shall constitute an Event of Default thereunder), the Company shall, on or before January 16, 2009, (i) deliver to the Investors amended and restated Annexes C, D, E and G to the Security Agreement and Annex A to the Pledge Agreement, in each case in form and substance reasonably satisfactory to the Investors, and (ii) deliver to the Investors, in such number of copies as the Investors shall have requested, Assignments and Grants of Security Interests for the federally registered Intellectual Property referred to in Annexes C, D and E of the Security Agreement (to the extent not heretofore delivered) in substantially the form of Exhibits B and C (as applicable) to the Security Agreement, in each case duly completed and executed by the Company.

g) Additional Capital. As an additional affirmative covenant under the Investment Agreement (such that a breach thereof shall constitute an Event of Default thereunder), the Company shall exercise its commercially reasonable best efforts to raise an additional $200,000 of capital (on terms satisfactory to the Investors) on or before March 31, 2009.

h) Waivers. The Investors hereby waive any Default or Event of Default arising under (i) Section 4.10(a) of the Security Agreement by virtue of the failure of the Company to notify the Investors of certain trademarks registered by the Company since the original consummation of the transactions contemplated by the Investment Agreement, (ii) Sections 4.10(e) and 4.10(b)(iv) of the Security Agreement by virtue of the Company’s failure to notify the Investors of certain claims of InterSearch WorldWide, Ltd. (with respect to certain uses of the “InterSearch” tradename), and under Section 3.8 of the Security Agreement by virtue of the Company’s failure to have the valid right and registration to use such trademark, and (iii) Section 4.10(f) by virtue of the Company’s abandonment of certain trademark applications. The foregoing waivers are limited as expressly set forth above and shall not be deemed to apply to any other violations of the terms of the Investment Documents or any subsequent violations of the foregoing sections of the Security Agreement. The Investors also hereby waive any Default or Event of Default arising under Section 6.8 and 6.9 of the Investment Agreement by virtue of the Company’s acquisition of assets associated with its MyStockFund Securities business (such default being referred to herein as the “MyStockFund Default”), such waiver, however, being subject to the condition subsequent that the Company shall satisfy its obligations under Section 2(f) of this First Amendment.

Section 3. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

a)	the execution and delivery of this Amendment by the Company and the Investors;

b)	all representations and warranties set forth in Section 4 below being true, correct and complete;

c)	no Default or Event of Default (other than the MyStockFund Default) has occurred and is continuing after giving effect to this Amendment;

d)	The Investors shall have received a certificate executed by the [CEO/CFO] of the Company, with respect to the matters set forth in paragraphs (b) and (c) above;

e)	The Board of Directors of the Company shall have approved the execution, delivery and performance of this Amendment by the Company, and the Investors shall have received a certificate of the Secretary of the Company certifying as to such approval and the incumbency of the officers executing this Amendment and any other documents contemplated hereby;

f)	The Company and Daniel M. O’Donnell shall have entered into documentation on those terms and conditions described in Section 7 or other terms and conditions that are acceptable to the Investors, evidencing O’Donnell’s investment of $300,000 in the Company’s Series C Preferred Stock, par value $.001 per share (the “Series C Preferred”); and

g)	The Company shall have paid in full all invoices theretofore issued to the Company by counsel to the Investors.

Section 4. Representations and Warranties. The Company hereby represents and warrants to the Investors as follows:

a)	each Credit Party is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization;

b)	each Credit Party has the power and authority to execute, deliver and perform its obligations under this Amendment;

c)	the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all necessary action;

d)	this Amendment constitutes the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability; and

e)	A complete list of all of the Subsidiaries of the Company as of the date hereof is set forth on Schedule 1 attached hereto.

Section 5. Confirmation of Guaranty. Each undersigned Guarantor, as guarantor of the Obligations of Company under the Investment Agreement, hereby consents to the foregoing amendment to the Investment Agreement, waives any defense to its guaranty liability occasioned by such amendment and confirms that the Guaranty remains unchanged and in full force and effect. The foregoing consent, waiver and acknowledgment of such Guarantors are made as of the date of this amendment.

Section 6. No Other Amendment. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute an amendment of or to any term or condition contained in the Investment Agreement or any of the other Investment Documents or constitute a course of conduct or dealing among the parties. The Investors reserve all rights, privileges and remedies under the Investment Documents. Except as amended hereby, the Investment Agreement and other Investment Documents remain unmodified and in full force and effect. All references in the Investment Documents to the Investment Agreement shall be deemed to be references to the Investment Agreement as amended hereby.

Section 7. Approval of Investment in Series C Preferred. Each Investor acknowledges and agrees (for purposes of that certain waiver agreement among the Company and the Investors dated November 21, 2008) to the terms and conditions of Daniel M. O’Donnell’s and certain of his affiliates’ $300,000 investment in the Company’s Series C Preferred, so long as such terms and conditions are not materially different from those set forth in Schedule II (except as may be required by the rules and regulations of the NYSE Alternext U.S., f/k/a the American Stock Exchange).

Section 8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument. Any facsimiled or photocopied signature hereto shall be deemed an original signature, which hereby may be relied upon by any Person and shall be binding upon the respective signor.

Section 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company and the Investors and their respective successors and assigns.

Section 10. Further Assurance. The Company hereby agrees from time to time, as and when requested by the Investors, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as Investor may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment, the Investment Agreement and the Investment Documents.

Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

Section 12. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

COMPANY:

BANKS.COM, INC., a Florida corporation

By:	/s/ Daniel M. O’Donnell
Name:	Daniel M. O’Donnell
Title:	President

INVESTORS:

CAPITALSOUTH PARTNERS FUND I LIMITED PARTNERSHIP

	By:	CapitalSouth Partners, LLC, General Partner

	By:	/s/ Joseph B. Alala
Joseph B. Alala, President and Manager

CAPITALSOUTH PARTNERS FUND II LIMITED PARTNERSHIP

	By:	CapitalSouth Partners F-II, LLC, General Partner

	By:	/s/ Joseph B. Alala
Joseph B. Alala, President and Manager

[Signatures Continue on Following Page]

HARBERT MEZZANINE PARTNERS II SBIC, LP

By:	HMP II SBIC GP, LLC

Its:	General Partner

	By:	Harbert Mezzanine Partners II GP, LLC

	Its:	Manager

		By:	Harbert Mezzanine Manager II, Inc.

		Its:	Sole Manager

		By:	/s/ J. Pryor Smart
		Name:	J. Pryor Smart
		Title:	Director of Investments

[Remainder of Page Intentionally Left Blank; Signatures Continue on Following Page]

GUARANTORS:

BANKS.COM, INC.

By:	/s/ Daniel M. O’Donnell
Name:	Daniel M. O’Donnell
Title:	President

WALNUT VENTURES, INC.

By:	/s/ Daniel M. O’Donnell
Name:	Daniel M. O’Donnell
Title:	President

INTERSEARCH CORPORATE SERVICES, INC.

By:	/s/ Kimberly L. O’Donnell
Name:	Kimberly L. O’Donnell
Title:	President

LA JOLLA INTERNET PROPERTIES, INC.

By:	/s/ Mark Schwerin
Name:	Mark Schwerin
Title:	President

INTERNET REVENUE SERVICES, INC.

By:	/s/ Daniel M. O’Donnell
Name:	Daniel M. O’Donnell
Title:	President

OVERSEAS INTERNET PROPERTIES, INC.

By:	/s/ Kimberly L. O’Donnell
Name:	Kimberly L. O’Donnell
Title:	President

[Signatures Continue on Following Page]

DOTTED VENTURES, INC.

By:	/s/ Daniel M. O’Donnell
Name:	Daniel M. O’Donnell
Title:	President

Schedule 1

List of Subsidiaries of the Company

LIST OF SUBSIDIARIES

Banks.com, Inc. has seven wholly-owned subsidiaries.

Banks.com, Inc. holds all of the issued and outstanding equity securities of InterSearch Corporate Services, Inc., a Nevada corporation.

InterSearch Corporate Services, Inc. holds all of the issued and outstanding equity securities of MyStockFund Securities, Inc.

Banks.com, Inc. holds all of the issued and outstanding equity securities of Walnut Ventures, Inc., a Nevada corporation.

Banks.com, Inc. holds all of the issued and outstanding equity securities of La Jolla Internet Properties, Inc., a Nevada corporation.

Banks.com, Inc. holds all of the issued and outstanding equity securities of Internet Revenue Services, Inc., a Nevada corporation.

Banks.com, Inc. holds all of the issued and outstanding equity securities of Overseas Internet Properties, Inc., a Nevada corporation.

Banks.com, Inc. holds all of the issued and outstanding equity securities of Dotted Ventures, Inc., a Nevada corporation.